November 2009

 • Positive 15-Year Track Record
 – Top-Tier Returns to Shareholders
 – Proven Strong Operator
 – S&P Small-Cap 600
 – Stable Management; Long Tenure
 – Strong Corporate Governance
 • Disciplined Capital Deployment
 – Value Investor
 – Extensive Network & Deal Flow
 – Proven Success with Joint Ventures
 • High Quality Multifamily Portfolio
 – High Growth Sunbelt Region Focus
 – Young Portfolio (~ 15 years)
 – Two-Tier Market Strategy
 • Strong Balance Sheet
 – Capacity to Pursue Opportunities
 – Superior Ratios
 • Dividend Payout
 • Leverage
 • Fixed Charge
 – Debt Financing Covered through 2010
Talus Ranch, Phoenix, AZ
Providence at Brier Creek, Raleigh, NC
Strong Public Company Platform

Six+ Year Timeframe Inclusive of
Recovery/Strong Market Cycle and
Weakening Market Cycle
Full Cycle Performance
 • MAA began re-positioning its portfolio
 in 2003 resulting in a profile that is
 well positioned to compete favorably
 in ‘up’ cycles while also holding up
 better in ‘down’ cycles
 • MAA’s operating platform has been
 significantly strengthened through
 expanded asset management focus,
 commitment to new technologies and
 improved efficiencies
 • MAA’s average same-store NOI
 growth 2003 - 2009 (1st half)
 – Out-performing the sector mean
 – Strong relative performance in both
 ‘up cycle’ and more recent ‘down
 cycle’ market environment
 – MAA has delivered third strongest
 operating performance since 2003

Edge at Lyon’s Gate, Phoenix, AZ
Eagle Ridge, Birmingham, AL
Increased full year FFO guidance based
on solid core performance
Strong Third Quarter Results
• FFO per share of $0.89; top-end of guidance
 range
• Same store physical occupancy at 96.0%;
 70 basis points ahead of prior year
• Strong FFO results driven primarily by better
 than expected same store performance; NOI
 down 2.1% on prior year comparison
• Increased full year guidance $0.09 per share
 ($3.74 mid-point); increase over prior year
• Fixed charge coverage ratio at a third quarter
 record of 2.59; up from 2.49 at the same point
 in prior year
• Completed the renovation and repositioning of
 514 units capturing rent increases averaging
 10%
• Mid-America Multifamily Fund II makes initial
 investment
• New ancillary income programs drive 6.8%
 growth in fee income

Near-Term Outlook and 2009 Forecast
 • Leasing is expected to be challenged over the next few quarters as a result of weak employment conditions
 – Weak pricing power has been off-set to some degree with strong occupancy and expense performance (lower resident turnover)
 • As a result of marking rents to market over the course of 2009, until we cycle through the leases written in 2009 and begin to re-price inventory to what is expected to be an improving pricing environment in mid to late 2010, the
 “math” will work against revenue performance over the next several quarters
 • Off-set to weak pricing trends captured through year-over-year improvement in occupancy and expense performance will be more challenged in 2010
 • More upside in ancillary fee programs in 2010 will help
 • Lower expense trends fueled by lower resident turnover is likely close to
 ‘bottoming out’
 • Expect to see positive momentum in revenues emerge late 2010

Source: Witten Advisors
Recovery begins in 2010 and outlook very strong for 2011 and 2012
Strong Long-Term Outlook
• Eventual recovery in employment trends will generate a rapid recovery in NOI
 – Pent-up demand; rapid growth of echo boomers; prime rental demographic
• New apartment starts are predicted to hit a post-WW II low
 – Lack of financing; investment returns insufficient as construction costs stay robust
• Single family home ownership likely to remain relatively constrained
 – Higher down-payments; tighter credit; higher mortgage interest rates
• Home ownership currently 67.5% of households
 – Peaked at 69.5%; may revert to more sustainable 30 year level of 64.5%
 – Each 1% movement is 1.1 million households

National MSA Average	1.1%
Sunbelt Region MSA Average	1.5%
Employment Growth Projections 2009 - 2013
Annual Compounded Growth Rates
MAA in 7 of the top 10 projected “Echo Boom Household” Markets:
Dallas, Houston, Atlanta, Phoenix, Austin, South FL, Orlando.
Source: Economy.com
Well Positioned For Recovery Cycle
• Positive demographic flows
• Positive migration, immigration flows
• Low business/living costs
• Pro-business regulatory environment
• Good access to global markets
• Increasing port of entry for imports
• Good transportation infrastructure
• Access to skilled labor
• Diversified industrial base with
 exposure to
 – Financial industries
 – Health/education
 – Global trade
 – Leisure travel
 – High tech
 – Logistics
 – Manufacturing

 • 85% of the properties owned by the Apartment REIT
 Sector are concentrated in 25 national markets
 • MAA’s markets - concentrated in the high growth
 Sunbelt region, including a large presence in many of
 these “top 25” markets (58% of portfolio) as well as
 diversification in other high growth secondary markets
 throughout the region - are forecast to out-perform
Most Concentrated Markets Among
The Multifamily REIT
(sorted by # of units)
 1. Baltimore/Wash D.C.
 2. Los Angeles
 3. San Francisco Bay Area
 4. Atlanta *
 5. Dallas/Ft. Worth *
 6. New York Metro Area
 7. Orlando *
 8. Seattle
 9. SE Florida *
 10. Phoenix *
 11. Tampa *
 12. Boston
 13. San Diego
 14. Denver
 15. Houston *
 16. Philadelphia
 17. Raleigh *
 18. Austin *
 19. Jacksonville *
 20. Charlotte
 21. Chicago
 22. Inland Empire
 23. Indianapolis
 24. Nashville *
 25. Richmond
* MAA Market
Source: Economy.com
Positioned to Out-Perform - Demand

New Multifamily Supply Projections (REIS Data)
Market	Average Annual Supply (# of Units) 1999-2009	Projected Average Annual Supply (# of Units) 2010-2013	% Drop in Average Annual Supply
MAA Markets (*)	58,698	24,304	59%
Primary REIT Markets	88,155	43,549	51%
United States	129,372	68,363	47%
West Region	33,767	19,940	41%
Northeast Region	12,395	6,792	45%
Midwest Region	13,134	7,199	45%
* Represents over 75% of MAA’s portfolio
While delivery of new supply over the next few years is expected to drop significantly in most every market across the country, MAA’s portfolio is particularly well positioned to see lower levels of new supply pressure.
Positioned to Out-Perform - Supply

• The Panama canal is currently undergoing a $5
 billion expansion that will allow ships triple the size
 of current capacity to pass.
• Currently, these ships port on the West Coast or
 reach the East Coast via the Suez Canal.
• These ships will now have a more direct, cost
 efficient route to the Gulf Coast and the East Coast.
• The combination of a well developed rail and truck
 delivery network, coupled with the closer access to
 the majority of U.S. population (east of the MS
 River), makes port access to the U.S. via the Gulf
 Coast and East Coast attractive.
• In addition, lower labor costs, lower taxes and
 greater expansion capabilities, makes the Gulf and
 Southeast markets very attractive for business
 expansion.
• This route is expected to gain an increasing market
 share, creating jobs and spurring economic
 development for the Southeast and affected ports.
• Ports impacted include Houston, Tampa, Miami,
 Jacksonville, Savannah, Charleston, and Norfolk.
• Many of these ports are already beginning upgrades
 and dredging projects to accommodate increased
 traffic.
Port cities likely
to benefit
Expansion of Panama Canal Expected
To Create Additional Long-Term
Employment Growth For The Southeast
Positioned to Out-Perform

Technology platform supports efforts to both optimize revenue growth and better control expenses
Prospects/Resident Contact
Pricing & Fees Optimization
Resident Screening
Inventory Management
Billing & Collections
Well Positioned For Recovery Cycle
• Pricing system
 – Supported strong occupancy while achieving optimal pricing in a weak leasing environment
 – Enabled more comprehensive analysis of ‘market environment’ and leads to higher quality and faster decision making
 – Enabled more differentiation in ‘price points’ and thereby created more revenue opportunity without adding complexity for on-site staff
• Fee programs
 – Bulk-cable roll-out has been well received
 – New billing platform has supported opportunity to capture higher fees without compromising occupancy or turnover
 – “In house” utility reimbursement billing driven more cost efficiency
• Resident screening and collections
 – Creating more efficiencies with on-site staff time
 – More controlled lease application review without compromising timing
 – Quicker and more effective collection efforts
• Efficient prospect and resident contact
 – Web based traffic > 50% of total
 – On-line leasing driving more traffic and driving down cost per new lease
 – Electronic payment processing improving collections efforts and on-site time
• Lower turn costs
 – Inventory management more efficient
 – “Make ready” process

 • Leverage and ratios at historically
 strong levels
 • Plenty of capacity - $177 MM unused
 • No 2009 refinancing, only $50 MM
 (bank line) for 2010 (well underway)
 • Agency loan maturities well laddered
 2011 - 2018
Capital Structure - 9/30/2009
Common
45%
6%

Preferred
Debt
49%
Agency
Debt
97%
Other Debt
3%
		Sector
	MAA	Median
Fixed Charge Coverage	2.59	2.5
FFO Payout ratio 2009	66%	*
Debt/Gross Assets	49%	57%
Sources: Sector data from Barclays Capital 10-29-09
MAA 3Q Press Release
*Sector Median impacted by stock dividends and dividend reductions
Strong Balance Sheet Position

Grand Courtyards, Dallas, TX
Lanier Club, Atlanta, GA
External Growth Opportunities
 • Improving opportunities for
 attractive acquisitions
 – Distressed markets
 – Distressed lease-ups
 – Failed condo/condo conversions
 – Pending refinancing requirement
 • MAA has balance sheet capacity
 – Credit facilities in place at pre-crisis
 pricing
 – Lowest leverage since the IPO
 • Fund Management
 – Fund II: a new $250 MM (total
 investment) value-add fund
 – MAA share 33%
 – Focus on existing MAA foot-print
 – 7+ year-old assets, 6-year hold
 – First acquisition completed in July

Lighthouse Court, Jacksonville, FL
Georgetown Grove, Savannah, GA
External Growth Opportunities
 • Competitive advantage over other potential
 buyers; particularly in some of select
 secondary markets
 • MAA’s acquisition team sources an average
 of 200-300 potential acquisition opportunities
 each year
 • Since late 2002, we have closed on $1 billion
 worth of acquisitions
 • Ability to move quickly and with fewer
 contingencies than many other private and
 less well capitalized buyers
 • Strong, positive and long track record with
 sellers in the region
 • Best opportunities at the moment with ‘less
 than stabilized’ properties
 • Evidence growing that newer, high quality
 and stabilized properties are trading in the 6
 cap range
 • Values likely to hold and increase
 – Cash flows set to improve in late 2010 and
 grow meaningfully in 2011+
 – Long-term demographics are compelling
 – Investor and capital interest in apartment real
 estate likely to increase

Strong Management and Governance
 • Long-planned CFO transition effective January 1st
 – Al Campbell promoted to CFO; 11+ years with company; well prepared
 – Simon Wadsworth continues as a Director & Special Advisor to the CEO
 – Management depth, length of tenure, and company commitment to succession planning facilitates transition
 • Active succession planning and ‘back-up’ assessment processes
 • Active leadership development program
 – Strong bench strength with top 26 managers employed at MAA 11+ avg. years
 – Active ‘promotion from within’ culture and track record
 • Very strong Board of Directors
 – Six independent directors with extensive backgrounds in public company governance, capital markets, accounting/finance, leadership development, real estate investing
 – MAA’s corporate governance rating exceeds 90% of the S&P 600 and 91% of real estate group companies

Village Oaks, Tampa, FL
Prescott, Atlanta, GA
MAA Offers An Attractive Value
 • Currently trading at an implied price
 per unit of approximately $65k
 – Replacement value of $110k - $120k
 – $110k/unit generates price/share of $105
 • Currently trading at an implied cap rate
 in the range of 6.8 - 7.0
 – 6.0 cap rate generates a price/share of $55
 • MAA very well positioned for the
 recovery in leasing conditions
 – Region/Markets will out-perform
 – Balance sheet strength with capacity
 – Strong dividend and coverage ratios
 – Forecast of rapid market growth 2011-2013
 – Limited new supply risks
 • Relative to size and balance sheet
 capacity, MAA offers one of the more
 compelling external growth stories in
 the sector

✓ MAA Is a Proven Platform
 • 15+ Years as a Public Company
 • Strong Operating Platform
 • Top-Tier Performance for Shareholders
 • Full Cycle Performer
✓ Opportunity to Invest Ahead of Recovery
 • Balance Sheet is Strong, With Capacity
 • Fund II New Growth Opportunities
 • Strong Deal Flow
✓ Young Portfolio with Growth Upside
 • Invested in Fastest-Growing Markets
 • Portfolio Provides Stable Earnings
 • Superior Risk-Adjusted Performance
 • Positioned for a Recovering Economy
✓ Disciplined Capital Allocation Drives High
 Quality of Earnings
✓ Strong Coverage Ratios and Liquidity
✓ MAA’s Earnings Outlook and Implied Cap
 Rate Provide an Attractive Relative
 Opportunity Within the Apt Sector
St. Augustine, Jacksonville, FL
Sky View Ranch, Phoenix, AZ
Summary

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company’s Annual Report on
Form 10-K and the Company’s Quarterly Report on Form 10-Q. The statements in this presentation are made based upon information currently known to management and the company assumes no obligation to update or revise any of its forward-looking statements.
Watermark, Dallas, TX
Safe Harbor Disclosure